WINNEBAGO INDUSTRIES INVESTOR DAY 2017 NOVEMBER 2, 2017

WELCOME & AGENDA INVESTOR DAY 2017 2

8:00-8:05 a.m. Welcome & Agenda Ashis Bhattacharya 8:05-8:20 a.m. Chairman’s Remarks Bob Chiusano 8:20-8:35 a.m. Outdoor/RV Overview Ashis Bhattacharya 8:35-9:10 a.m. CEO Update Michael Happe 9:10-9:20 a.m. Q&A 9:20-9:35 a.m. Break 9:35-10:05 a.m. Grand Design RV Update Don Clark 10:05-10:35 a.m. Winnebago Towables Update Scott Degnan 10:35-11:05 a.m. Winnebago Motorhomes Update Brian Hazelton 11:05-11:20 a.m. Q&A 11:20-12:15 p.m. Lunch and RV Tours 12:15-12:30 p.m. Operations & Manufacturing Chris West 12:30-12:45 p.m. Digital Transformation Jeff Kubacki 12:45-1:00 p.m. Business Development Ashis Bhattacharya 1:00-1:30 p.m. CFO Update Bryan Hughes 1:30-2:00 p.m. CEO Close/Q&A Michael Happe AGENDA INVESTOR DAY 2017 3

LEADERSHIP INVESTOR DAY 2017 4 Bob Chiusano Chairman of the Board Michael Happe President and CEO Brian Hazelton VP/GM Winnebago Motorhomes Ashis Bhattacharya VP Strategic Planning and Development Don Clark VP, Winnebago Industries, President, Grand Design RV Scott Degnan VP/GM Winnebago Towables Bryan Hughes VP and CFO Jeff Kubacki VP and Chief Information Officer Chris West VP Operations Scott Folkers VP General Counsel and Secretary Bret Woodson VP Human Resources and Administration Steve Stuber Director of FP&A and IR

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, any unexpected expenses related to ERP, risks relating to the integration of our acquisition of Grand Design including: risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Winnebago and Grand Design and its management; the effect of integration on Grand Design's ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties, risk related to compliance with debt covenants and leverage ratios, and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this release or to reflect any changes in the Company's expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law. INVESTOR DAY 2017 5

CHAIRMAN’S REMARKS INVESTOR DAY 2017 6

INVESTOR DAY 2017 BOB CHIUSANO CHAIRMAN OF THE BOARD Last Position § Independent Board Member Background § Member of Winnebago Industries Board since 2008 § Chairman of the Board since 2016 § Chief Operating Officer, Commercial Systems, Rockwell Collins § 39 years management experience § MBA, University of Iowa § BS Engineering, State University of New York Focus § Strategy development § M&A § Operational excellence § Building high-performance work teams 7

BACKDROP INVESTOR DAY 2017 § #1 brand in the RV industry with significant untapped potential 8 § Outside CEO search § Weathered financial crisis (Revenue drop from $1B to $200M) § Board and executive leadership team evolution – high- performance environment

OUTDOOR/RV OVERVIEW INVESTOR DAY 2017 9

INVESTOR DAY 2017 ASHIS BHATTACHARYA VP STRATEGIC PLANNING AND DEVELOPMENT Last Position § VP Strategic Marketing, Honeywell Background § 30 years global strategy, acquisitions, and marketing experience § Moog, Motorola Solutions, Bain & Co § MBA, INSEAD, Fontainebleau § PGDM, Indian Institute of Management, Calcutta § BS Mechanical Engineering, College of Engineering, Pune, India Focus § Growth strategy § Customer insights § Design thinking § Digital transformation 10

RVs AND CLASSES INVESTOR DAY 2017 MOTORHOME PRODUCT OVERVIEW TOWABLE PRODUCT OVERVIEW 11 Class A § Built on a heavy truck chassis § Diesel and Gas models § Ability to tow a small vehicle Class C § Built on a medium truck chassis § Similar features and amenities to Class A models Class B § Built by adding taller roof and amenities to existing van § Easy to maneuver Travel Trailer § Towed by means of a hitch attached to the frame of the vehicle Fifth Wheel § Constructed with a raised forward section that is connected to the vehicle with a special fifth wheel hitch

INVESTOR DAY 2017 254.5 292.7 321.2 300.1 256.8 311 320.8 370.1 384.4 390.5 353.5 237 165.6 242.3 252.3 285.8 321.1 356.8 374.2 430.7 479.7 491.2 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 E 20 18 E TOTAL RV WHOLESALE MARKET NORTH AMERICA SHIPMENTS (UNITS ‘000s) 12 ____________________ Sources: Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Fall RV Roadsigns, published in August 2017

INVESTOR DAY 2017 MOTORHOME RV WHOLESALE MARKET NORTH AMERICA SHIPMENTS (UNITS ‘000s) 55.1 63.5 71.5 61 49.2 60.4 62 71.7 61.4 55.8 55.4 28.4 13.2 25.2 24.8 28.2 38.4 44 47.3 54.7 60.2 61.9 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 E 20 18 E 13 ____________________ Sources: Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Fall RV Roadsigns, published in August 2017

INVESTOR DAY 2017 TOWABLE RV WHOLESALE MARKET NORTH AMERICA SHIPMENTS (UNITS ‘000s) 199.5 229.1 249.6 239.1 207.6 250.6 258.9 298.3 323 334.5 298.1 208.6 152.4 217.1 227.5 257.6 282.7 312.8 326.9 376 419.5 429.3 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 E 20 18 E 14 ____________________ Sources: Historical Data: Recreation Vehicle Industry Association; Calendar years 2017 and 2018 represent RVIA estimates as of Fall RV Roadsigns, published in August 2017

RV INDUSTRY ECONOMIC INDICATORS (2017) INVESTOR DAY 2017 GOOD CAUTION TROUBLE Interest Rates Fuel Availability Wholesale & Retail Credit Wages & Employment Cars & Light Truck Sales Dealer Inventories Consumer Debt Fuel Prices New Private Housing Starts Consumer Sentiment ____________________ Sources: RVIA data and reports, US Department of Commerce, US Treasury, Dun & Bradstreet, Center for Microeconomic Data 15

THE CALL OF THE OUTDOORS REMAINS STRONG INVESTOR DAY 2017 48.6% of Americans reported participating in at least one outdoor activity in 2016 § Most popular activities: running, fishing, hiking, bicycling, camping Sources: KOA 2017 North American Camping Report, Outdoor Recreation Participation Topline Report 2017, Outdoor Industry Association Report Significant Outdoor Activity Participation High Interest in Camping Seeking Health and Wellness $887 billion spent on outdoor activities in 2016 Aspirational: Across all age groups, camping ranked as #1 or #2 most popular aspirational outdoor activity (i.e. activities that most interest non-participants) Of those surveyed, key reasons cited for outdoor activities include § spending more time with friends and family § being physically active § improving overall emotional well-being and health 16

CAMPING PARTICIPATION CONTINUES TO INCREASE INVESTOR DAY 2017 Occasional Campers 31% Non-Campers 39% Camp 3+ Times/Year 12% Camp 2 Times/Year 14% Camp 1 Time/Year 5% Camping Trends in 2016 and Beyond Say gas prices will allow more camping Plan to visit National Parks 31% Plan to camp more 58% Millennials plan to camp more Household Camping Frequency 17 ____________________ Source: Kampgrounds of America (KOA) 2017 camping report; Industry news 61% Of U.S. households camp at least occasionally New U.S. households became campers over the last 3 years 18% 26% 2015 2016 RV AS PRIMARY ACCOMMODATION FOR NEW CAMPERS

FAVORABLE DEMOGRAPHIC TRENDS INVESTOR DAY 2017 All Campers New Campers 38% 34% 21% 7% 44% 28% 17% 11% 74% 8% 9% 6% 61% 12% 13% 14% Millennial Boomer Mature Caucasian/ White African American/ Black Hispanic/ Latino Asian/ Pacific Islander Other More Millennials are camping More ethnic groups are camping Gen X By Age By Ethnicity 18 ____________________ Source: Kampgrounds of America (KOA) 2017 camping report; Industry news

KEY TAKEAWAYS INVESTOR DAY 2017 19

CEO UPDATE INVESTOR DAY 2017 20

MICHAEL HAPPE PRESIDENT AND CEO Last Position § Group Vice President, The Toro Company Background § 20+ years management experience § Strong track record of growing the businesses § MBA, Carlson School, University of Minnesota § BS Journalism, University of Kansas Focus § Vision § Enterprise strategy § Talent/culture development INVESTOR DAY 2017 21

INVESTOR DAY 2017 WINNEBAGO INDUSTRIES OVERVIEW $861.90 $685.20 Motorized ($M) Towables ($M) Junction City, OR Lake Mills, IA Forest City, IA Charles City, IA Waverly, IA Eden Prairie, MN Middlebury, IN (2) 22 +

INVESTOR DAY 2017 THE WINNEBAGO STORY Iconic outdoor lifestyle brand synonymous with RV category Balanced portfolio of motorhomes and towables Improving balance sheet Significant growth runway 23 Upgraded talent with focus on a new vision

$44.5 $63.9 $59.4 $65.7 $125.1 $0 $40 $80 $120 $160 Operating Income ($M) 0% 5% 10% 2013 2014 2015 2016 2017 Operating Income % 2013 2014 2015 2016 2017 Motorized Towables Other NET REVENUES ($M) $803.2 $945.2 $1,547.1 $976.5 $975.2 INVESTOR DAY 2017 THE JOURNEY 24 OPERATING INCOME

We will be the trusted leader in outdoor lifestyle solutions by providing unmatched innovation, quality and service in the industries we engage. We help our customers explore the outdoor lifestyle, enabling extraordinary experiences as they travel, live, work and play. Version 1.0 08/22/16 Our Vision Our Purpose Our Mission To create lifetime advocates through a relentless focus on delivering an unsurpassed customer experience. Our Values Customer-Centric Our customers are the reason we exist. We understand and care deeply about their unmet needs and are committed to providing valued solutions. Our drive to elevate their ownership experience is pervasive in every area of our business. Quality-Focused We will strive to set the standard for quality in our industries, working every day to improve upon these levels of excellence. We are focused to do things right the fi rst time in all we do. Results-Driven We are focused on market leadership and delivering consistent financial results. With a bias for critical thinking and execution, we will build a culture of sustainable performance and accountability. We will deliver a rewarding work experience for our employees and superior shareholder returns. Collaborative We care about each other deeply. We work in high performing teams to create our products and services. We seek employees with strong, diverse talents who work together effectively to deliver results. Innovative We are committed to push the frontiers every day to develop innovative and differentiated product solutions and services. Internally, we will consistently reinvent our processes to continuously improve and exceed expectations. Trusted We will always conduct ourselves with the highest degree of integrity, trust and respect. We will honor our code of conduct and hold ourselves accountable to these uncompromising expectations. We will strive to be strong ambassadors in the communities our employees live and work in. We respect our roots and legacy of success; we do not rest on them. We work to understand our customers’ unmet needs and develop solutions and an experience that creates lifelong advocates. Our employees are driven and caring. We strive to develop the best talent possible and enable a culture of servant leadership. We embrace thoughtful change in order to compete effectively and deliver market leadership as well as superior profi tability. We will work strategically with our channel partners to help them succeed and exceed our mutual end-customers’ expectations. We will continue to build respected brands that will be among our greatest assets. In every part of our company, we relentlessly pursue continuous improvement and enhanced productivity, driving out waste, and creating ongoing and meaningful differentiation. Guiding Principles OUR NORTH STAR INVESTOR DAY 2017 We help our customers explore the out oor lifestyle, enabling extraordinary experiences as they travel, live, work and play. We will be the trusted leader in outdoor l festyle solutions by providing unmatched innovation, quality and service in the industries we engage. To create lifetime advocates through a relentless focus on delivering an unsurpassed customer experience. We will be the tru ted l ader in outdoor lifestyle solutions by providing unmatched innovation, quality and service in the industries we engage. We help our customers explore the outdoor lifestyle, enabling extraordinary experiences as they travel, live, work and play. Version 1.0 08/22/16 Our Vision Our Purpose O Mission To create lifetime advocates through a relentless focus on delivering an unsurpassed customer experience. Our Values Customer-Centric Our customers are the reason we exist. We understand and care deeply about their unmet needs and are committed to providing valued solutions. Our drive to elevate their ownership experience is pervasive in every area of our business. Quality-Focused We will strive to set the standard for quality in our industries, working every day to improve upon these levels of excellence. We are focused to do things right the fi rst time in all we do. Results-Driven We are focused on market leadership and delivering consistent financial results. With a bias for critical thinking and execution, we will build a culture of sustainable performance and accountability. We will deliver a rewarding work experience for our employees and superior shareholder returns. Collaborative We care about each other deeply. We work in high performing teams to create our products and services. We seek employees with strong, diverse talents who work together effectively to deliver results. Innovative We are committed to push the frontiers every day to develop innovative and differentiated product solutions and services. Internally, we will consistently reinvent our processes to continuously improve and exceed expectations. Trusted We will always conduct ourselves with the highest degree of integrity, trust and respect. We will honor our code of conduct and hold ourselves accountable to these uncompromising expectations. We will strive to be strong ambassadors in the communities our employees live and work in. We respect our roots and legacy of success; we do not rest on them. We work to understand our customers’ unmet needs and develop solutions and an experience that creates lifelong advocates. Our employees are driven and caring. We strive to develop the best talent possible and enable a culture of servant leadership. We embrace thoughtful change in order to compete effectively and deliver market leadership as well as superior profi tability. We will work strategically with our channel partners to help them succeed and exceed our mutual end-customers’ expectations. We will continue to build respected brands that will be among our greatest assets. In every part of our company, we relentlessly pursue continuous improvement and enhanced productivity, driving out waste, and creating ongoing and meaningful differentiation. Guiding Principles 25

STRATEGIC PRIORITIES INVESTOR DAY 2017 Elevate Excellence in Operations Drive Higher Levels of Safety, Quality, and Productivity Strengthen and Expand Core RV Business Re-energize Motorhome; Invest in Towable Growth 2 1 Build a High- Performance Culture Create Unique Blend of Leadership, Accountability and Giving 3 Expand to New, Profitable Markets Investigate Diversification – Inside and Outside of RVs 5 Leverage Innovation and Digital Engagement Create Connected Customer Advocacy 4 26

STRATEGIC PRIORITIES INVESTOR DAY 2017 1 Build a High-Performance CultureCreate Unique Blend of Leadership, Accountability and Giving 27

STRATEGIC PRIORITIES INVESTOR DAY 2017 Strengthen and Expand Core RV Business Re-energize Motorhome; Invest in Towable Growth2 28

STRATEGIC PRIORITIES INVESTOR DAY 2017 Elevate Excellence in Operations Drive Higher Levels of Safety, Quality, and Productivity3 29

STRATEGIC PRIORITIES INVESTOR DAY 2017 Leverage Innovation and Digital Engagement Create Connected Customer Advocacy4 30

STRATEGIC PRIORITIES INVESTOR DAY 2017 Expand to New, Profitable Markets Investigate Diversification – Inside and Outside of RVs5 31

INVESTOR DAY 2017 IMPACT OF GRAND DESIGN 32 Broader, more balanced portfolio with runway for growth Completion of acquisition creates winning multi-brand platform. Significantly enhanced financial profile Establish critical relationships between Winnebago and Grand Design team members STRATEGIC FINANCIAL CULTURAL Substantial integration progress focused on: IT, Finance, HR, and Strategic Sourcing functions Facilitating information sharing and establishment of best practices Grand Design leadership involved in multiple aspects of Winnebago’s business Strong momentum as Grand Design continues to outperform Margin, EPS and cash flow expansion On pace to exceed total annual run-rate cost synergies, phased in over three years Combining two brands: the RV industry’s most iconic brand and its fastest-growing brand Committed to investing in Grand Design portfolio expansion to maintain momentum

INVESTOR DAY 2017 33 GDRV/WINNEBAGO COMBINATION BENEFITS OF BEING PART OF WINNEBAGO

KEY MESSAGES INVESTOR DAY 2017 34 In January 2016, Winnebago Industries was a company that needed a fresh vision and strategy so that it could compete for industry leadership. We are building a solid foundation around strategy, structure, people, processes, and systems, supported by an engaged Board. Thanks in large part to a transformational acquisition, shareholder value has increased significantly. We have our own unique combination of well-known brands, a balance sheet that can be leveraged for the right opportunities, and a strong appetite to grow and evolve the portfolio.

INVESTOR DAY 2017 35 ____________________ Effective January 2,2018 STACY BOGART VP GENERAL COUNSEL AND CORPORATE SECRETARY Last Position § Senior VP, General Counsel and Compliance Officer, Polaris Industries Inc. Background § 26+ years legal experience § Liberty Diversified, Toro, Honeywell, Gray Plant & Mooty § JD with Distinction, University of Iowa Law School § Associate Editor, Iowa Law Review § BA, University of Iowa Focus § Corporate governance § M&A, joint ventures and strategic alliances § Ethics and compliance § Corporate giving and strategic philanthropy

INVESTOR DAY 2017 Q&A 36

INVESTOR DAY 2017 BREAK 37

INVESTOR DAY 2017 GRAND DESIGN RV UPDATE 38

INVESTOR DAY 2017 DON CLARK VP, WINNEBAGO INDUSTRIES, PRESIDENT, GRAND DESIGN RV Last Position § Owner/Management Group Member, Keystone RV § President, Dutchmen RV Background § 35 years RV industry experience § Business Degree, Bethel College § Honorary Doctorate, Bethel College Focus § Recruiting talent and building high-performance teams § Innovative products § Customer relationships 39

ABOUT GRAND DESIGN RV INVESTOR DAY 2017 40

1,000th unit shipped 10,000th unit shipped 40,000th unit shipped GDRV TIMELINE INVESTOR DAY 2017 Grand Design Founded INTRODUCED: Solitude Momentum Reflection 41 2012 2013 2014 2015 2016 2017 INTRODUCED: Imagine INTRODUCED: Reflection 150 Series ____________________ Years refer to calendar years.

§ Destination Travel Trailers § Target Market: Gen X & Baby Boomers § MSRP: $44-52k § Lightweight Travel Trailers § Target Market: Millennial & Gen X § MSRP: $32-41k INVESTOR DAY 2017 42 FIFTH WHEEL GRAND DESIGN RV LINEUP TRAVEL TRAILER § Luxury Extended Stay Fifth Wheels § Target Market: Late Gen X & Baby Boomers § MSRP: $81-104k § Luxury Toy Hauler Fifth Wheels § Target Market: Late Millennials to Baby Boomers § MSRP: $69-103k § Mid-Profile Fifth Wheels § Target Market: Gen X & Baby Boomers § MSRP: $39-65k

KEY STRATEGIES INVESTOR DAY 2017 43

INVESTOR DAY 2017 44 § We listen to our customers and dealers and respond quickly § Nimble and quick to adapt to customers’ fast-changing preferences § Track record of introducing innovative, fast- turning and highest-grossing products in the RV space KEY STRATEGIES § One dealer per market § Each dealer sells entire product line § No cloning other brands § No internet dealers § One price to all dealers § All dealers provide excellent customer service

Step 1: PRODUCTION LINE Multiple QC checkpoints Step 2: FINAL FINISH Comprehensive systems and QC checks Step 3: PRE-DELIVERY INSPECTION (PDI) 280+ point inspection on every unit produced INVESTOR DAY 2017 45 KEY STRATEGIES § Initiated industry-leading 100% pre-delivery inspection (PDI) process in towable market § Digital customer engagement through social media § Loyal customer communities and groups § Customer meet-up events (e.g. rallies)

INVESTOR DAY 2017 46 KEY STRATEGIES § Community with strong work ethic § Large employee base in Northern Indiana with RV know-how § Attracted all-star team of employees within the industry

INVESTOR DAY 2017 THE PATH FORWARD 47

INVESTOR DAY 2017 WINNEBAGO TOWABLES UPDATE 48

INVESTOR DAY 2017 SCOTT DEGNAN VP/GM WINNEBAGO TOWABLES Last Position § VP Sales & Product Management, Winnebago Industries Background § VP Sales, Fleetwood RV § 30 years RV industry experience § BA Business, San Jose State University Focus § Develop a winning culture § Grow the Winnebago brand § Increase profitability 49

WINNEBAGO TOWABLES LINEUP

TRAVEL TRAILER

Minnie Drop



- 6.5'-wide teardrop trailers
- Target market: Millennials & Gen X
- MSRP: $17-21K

Micro Minnie



- 7'-wide lightweight trailers
- Target market: Millennials to baby boomers
- MSRP: $19-24K

Minnie



- 8'-wide small slideout trailers
- Target market: Gen X to baby boomers
- MSRP: $27-29K

Minnie Plus Travel Trailer



- 8'-wide large and multiple slideout trailers
- Target market: Millennials to baby boomers
- MSRP: $32-40K

FIFTH WHEEL

Minnie Plus Fifth Wheel



- Lower weight ½ ton truck towable fifth wheels
- Target market: Gen X to baby boomers
- MSRP: $36-40K

50

INVESTOR DAY 2017

WHO WE ARE INVESTOR DAY 2017 51

KEY STRATEGIES INVESTOR DAY 2017 52

INVESTOR DAY 2017 53 KEY STRATEGIES § Focus on full-line dealers § One dealer per market § Field-based sales reps (closer to the market) § Eliminate dealers not aligned with our growth vision § Large exclusive territories § Streamline product portfolio § Build a brand identity — Minnie § Focus on most successful segments § Platform approach to designing products (standardized components)

INVESTOR DAY 2017 54 KEY STRATEGIES § Connectivity § Added Dealer Council § Greatly reduced finished goods inventory § Standardized product features/options § Reduced manufacturing complexities § Increased lead-time production schedules § Hire skilled managers from both inside and outside RV industry § Re-align sales team § Focus on safety and quality § Formal sales structure/Regional Sales Managers

THE PATH FORWARD INVESTOR DAY 2017 55 SALES MOMENTUM SIGNIFICANT RUNWAY FOR GROWTH NEW PRODUCTS RE-ENERGIZED TEAM ENERGIZED DEALER BASE

INVESTOR DAY 2017 WINNEBAGO MOTORHOMES UPDATE 56

INVESTOR DAY 2017 BRIAN HAZELTON VP/GM WINNEBAGO MOTORHOMES Last Position § CEO, Schwing America Inc. Background § 25 years management experience § Schwing, Terex, Detroit Diesel § BA Finance, Miami University Focus § Turn around and growth of strong brands § Voice-of-customer product and organizational development § Attack non-value-add, legacy processes 57

WINNEBAGO MOTORHOMES LINEUP

CLASS B



Travato

- Selected models: Travato, Era, Revel
- MSRP: $102-$155K

CLASS C



View

- Selected models: View/Navion, Minnie Winnie/Spirit
- MSRP: $80-157K

CLASS A GAS



Vista

- Selected models: Vista, Sunstar
- MSRP: $116-209K

CLASS A DIESEL



Grand Tour

- Selected models: Forza, Grand Tour
- MSRP: $205-545K

The motorhome lineup is comprised of 27 different models

WINNEBAGO IND

INVESTOR DAY 2017

58

MOTORHOMES OVERVIEW INVESTOR DAY 2017 59 STRONGEST BRAND AWARENESS IN INDUSTRY 54% WGO REVENUE $ INDUSTRY-LEADING SERVICE QUALITY & SAFETY SKILLED & EXPERIENCED WORKFORCE

POINT OF DEPARTURE INVESTOR DAY 2017 60 MARKET SHARE STATIC LIMITED ENTRY-LEVEL PRODUCTS OPERATIONS COMPLEXITY DEALER CHANNEL NOT OPTIMIZED LACK OF OWNERSHIP & URGENCY IN ORGANIZATION PRODUCT DEVELOPMENT TOO SLOW

KEY STRATEGIES INVESTOR DAY 2017 61

INVESTOR DAY 2017 62 KEY STRATEGIES § Build better products to re-engage stronger dealers § Become more important to existing dealer base § Improve dealer partnerships to enhance the customer experience § Strong new products launched at Open House 2017 – Horizon, Intent, and Revel § Consistent velocity of products, floorplans, and technology to continue § Implementation of faster, data-driven, customer-focused product development

INVESTOR DAY 2017 63 KEY STRATEGIES § Agile, customer-interactive new product development process § Implementation of multi-generational product plan § New Sales, Inventory, and Operations Planning (SIOP) process § New product-centric organizational structure in place § Bring in experienced leaders from the outside with significant transferable skills § Identify high-potential team members who can take on more responsibility § Empower team to deliver solutions

INVESTOR DAY 2017 64 KEY STRATEGIES § Highlight legendary brand attributes § Enhance digital customer engagement and social media presence § Facebook Live/virtual product launch § Interactive 3D product walkthrough § Continue to work on product quality § Increase the use of technology to improve overall customer experience § Expand online product and service information available to customers and channels § Reduce wait time for customers and dealer service teams

PROCESS IMPROVEMENT THE PATH FORWARD INVESTOR DAY 2017 65

INVESTOR DAY 2017 Q&A 66

INVESTOR DAY 2017 LUNCH AND RV TOURS 67

INVESTOR DAY 2017 OPERATIONS & MANUFACTURING 68

INVESTOR DAY 2017 CHRIS WEST VP OPERATIONS Last Position § VP, Operations & Supply Chain, Joy Global Background § 27 years manufacturing experience § AGCO, NORDAM Private Jet Interiors § MBA, Baker University § BS Industrial Operations Management, Northeastern State University Focus § People § Process § Culture 69

OPERATIONAL FOOTPRINT INVESTOR DAY 2017 3.3 million square feet under roof on 650 acres Operating factories in 3 states, 7 campuses 3,300 manufacturing employees Vertically integrated in North Iowa Motorhome business Diesel Motorhome MFG Junction City, Oregon Class A, B, C Motorhome MFG North Iowa Region Towables MFG Middlebury, IN 70

INVESTOR DAY 2017 71 Grand Design 40% capacity expansion approved, use scale to reduce backlog Winnebago Towables $12M capacity expansion approved, execute to plan Winnebago Motorhomes Ramp up west coast diesel production, redeploy freed-up North Iowa capacity CAPACITY EXPANSION PROJECTS

INVESTOR DAY 2017 72 OPERATIONS STRATEGY E L E V A T E E X C E L L E N C E I N O P E R A T I O N S : Safe | Fast | Efficient | Flexible | Capable

INVESTOR DAY 2017 73 PERFORMANCE TO DATE CASES OF PROGRESS: WINNEBAGO MOTORHOMES ____________________ Estimated savings over past 12 months ENTERPRISE

THE PATH FORWARD INVESTOR DAY 2017 74

INVESTOR DAY 2017 DIGITAL TRANSFORMATION 75

INVESTOR DAY 2017 JEFF KUBACKI VP AND CHIEF INFORMATION OFFICER Last Position § VP & CIO, Westinghouse Electric Background § 35 years global technology experience § ATK, Kroll, Ecolab § MBA, University of South Florida § Bachelor of Technology, Computer Science, Rochester Institute of Technology Focus § Digital Transformation § Digital Customer Experience 76

TEAM VISION AND POINT OF DEPARTURE INVESTOR DAY 2017 CIO view of high-performing IT teams § Lead digital transformation for the enterprise § Enable business strategies § Create competitive advantage through technology § Create a data-driven, business intelligence culture § Drive increased employee performance and productivity § Execute a customer 360 engagement strategy Point of departure § Support from Board and CEO to use IT for competitive advantage § ERP project progress not on plan § Recognition that IT transformation is needed § Lack of process maturity and long-range strategic thinking § IT leadership team gaps 77

KEY ACCOMPLISHMENTS INVESTOR DAY 2017 78 ALIGNED IT AND BUSINESS OBJECTIVES UPGRADED IT LEADERSHIP TEAM TURNAROUND ERP PROJECT CREATED CYBER SECURITY ROADMAP ADOPTED LEADING IT FRAMEWORK UPGRADED ORGANIZATIONAL CAPABILITIES

ERP ROADMAP AND OBJECTIVES INVESTOR DAY 2017 79 BUSINESS OPERATIONS BUSINESS INTELLIGENCE DEALER & CUSTOMER EXPERIENCE $38M TOTAL COST FY18-$6M CAP & $4M EXP

DIGITAL TRANSFORMATION VISION INVESTOR DAY 2017 Engage our customers Transform our products Optimize our operations Empower our employees § Extreme personalization § Social media management § Customer sentiment § Customer service management § Connected products, IoT § Predictive analytics § Business intelligence § Machine learning § Personalized collaboration § Connected factory § Human-machine interfaces 80

INVESTOR DAY 2017 BUSINESS DEVELOPMENT 81

STRATEGIC PRIORITIES INVESTOR DAY 2017 82 Expand to New, Profitable Markets5 Growth mandate —Diversification is a priority

INVESTOR DAY 2017 83 BUSINESS DEVELOPMENT FRAMEWORK PURSUING OPPORTUNITIES TO FUEL GROWTH

INVESTOR DAY 2017 Motorhomes Towables Grand Design Motorhomes Towables Motorhomes ? 84 WINNEBAGO INDUSTRIES RECENT ACQUISITION HISTORY

TYPES OF M&A OPPORTUNITIES What opportunities are we willing to explore? § Superior return on investment § Gain scale § Consolidation of the RV industry § Round out product offerings § Gain access to new markets § Adjacent products and services § Companies with strong positions in industries with solid growth dynamics § Adding key talent INVESTOR DAY 2017 GROWTH EXPANSION § Consolidation § New offerings § New markets TRANSFORMATIVE § Portfolio refocus § Diversification 85

INVESTOR DAY 2017 86 GROWTH ADJACENCY FRAMEWORK ____________________ Sources: Recreation Vehicle Industry Association; Outdoor Industry Association; Industry news clips; Winnebago analysis

BUSINESS DEVELOPMENT PROCESS/RECENT ACTIVITY INVESTOR DAY 2017 87 Strategy Development Relationship Development Opportunity Evaluation

INVESTOR DAY 2017 CFO UPDATE 88

INVESTOR DAY 2017 BRYAN HUGHES VP AND CFO Last Position § SVP & Corporate Controller, Ecolab Background § 25 years financial management experience § MBA, Ross School, University of Michigan § Accounting, Finance, Planning, Business Strategy Focus § Talent/team development § Financial discipline with strong tie to business § Forward view with eye toward profitable growth 89

WHY I JOINED WINNEBAGO INDUSTRIES INVESTOR DAY 2017 90

FINANCIAL PERFORMANCE INVESTOR DAY 2017 $0.10 ($2.71) $0.35 $0.41 $1.54 $1.13 $1.64 $1.52 $1.68 $2.32 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 $604.4 $211.5 $449.5 $496.4 $581.7 $803.2 $945.2 $976.5 $975.2 $1,547.1 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 REVENUE ($M) EARNINGS PER SHARE ($) 91

# TOTAL SHAREHOLDER RETURNS

## 10-year total shareholder return



S&P 500
Winnebago
150
100
50
0
-50
-100
110%
88%
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17

### Total Shareholder Returns

| | WGO | S&P 500 |
|---|---|---|
| 1-year | 64 | 22 |
| 3-year | 131 | 39 |
| 5-year | 308 | 102 |
| 10-year | 88 | 110 |

*Note: Assumes dividends are reinvested in the underlying stock at the time of receipt. As of October 24, 2017*

WINNEBAGO IND

92

INVESTOR DAY 2017

85% 15% < 60% appreciation 92% 9% < 60% appreciation ONE YEAR RETURNS INVESTOR DAY 2017 93 S&P 600 Small Cap S&P 400 Mid Cap ____________________ Source: FactSet; 10/24/2007 – 10/24/2017 One year stock price returns Winnebago’s stock has meaningfully outperformed the S&P 400 and 600 indices over the past year. (30%) (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% Oc t- 16 No v- 16 De c- 16 Ja n- 17 Fe b- 17 Ma r- 17 Ap r- 17 Ma y- 17 Ju n- 17 Ju l- 17 Au g- 17 Se p- 17 Oc t- 17 S&P 400 Mid Cap Index S&P 600 Small Cap Index Winnebago 19% 64% 23%

COST STRUCTURE INVESTOR DAY 2017 94 * ____________________ All figures are expressed as a ratio to sales and are for the full financial year 2017 *This is a non-GAAP measure. Please refer to the Appendix of this presentation for important disclosures.

RETURN ON INVESTED CAPITAL (ROIC) INVESTOR DAY 2017 95 ROIC (%) 4.2% 4.7% 4.6% 2015 2016 2017 4.8X 4.6X 3.4X 2015 2016 2017 20.0% 21.5% 15.6% 2015 2016 2017 RETURN ON SALES (%) = NET INCOMEREVENUE ASSET TURNS = REVENUEINVESTED CAPITAL

CASH FLOW TO FUEL GROWTH INVESTOR DAY 2017 96 FREE CASH FLOW ($M)* ($18.1) $4.8 $31.2 ($12.2) ($2.1) $5.8 $12.8 $28.6 $28.2 $83.1 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 ____________________ *This is a non-GAAP measure. Please refer to the Appendix of this presentation for important disclosures.

CAPITAL ALLOCATION INVESTOR DAY 2017 A strong balance sheet to execute growth strategies n Strong cash flow to fund growth opportunities n Use the balance sheet to fund value-add M&A opportunities n Prioritize deals with synergies Optimize the capital structure n Pay down debt to achieve an optimal capital structure and leverage ratio n Target a capital structure that is sustainable in a cyclical business Return excess cash to shareholders n Prioritize growth opportunities as “first use” of excess cash n Predictable and dependable ordinary dividends n Share repurchases as additional valve to use for purposes of returning cash to shareholders Ensure that liquidity is adequate n Current liquidity is lower than eventual target level due to de-leveraging strategy post-acquisition n Maintain liquidity to both protect against downturns and provide opportunities for growth n Opportunity to restructure borrowing facilities during FY18 will provide flexibility 97

CAPITAL SPENDING INVESTOR DAY 2017 98 0.6% 1.6% 0.4% 0.4% 0.4% 0.6% 1.1% 1.7% 2.5% 0.9% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 CAPITAL EXPENDITURE % OF REVENUE

INVESTMENTS INVESTOR DAY 2017 99 Investing for GROWTH in 2018!

INVESTOR DAY 2017 Motorhomes Towables Grand Design Motorhomes Towables Motorhomes ? 100 WINNEBAGO INDUSTRIES RECENT ACQUISITION HISTORY

$9.1 $274.5 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 DEBT INVESTOR DAY 2017 101 DEBT ($M) GRAND DESIGN ACQUISITION

DEBT LEVERAGE RATIO INVESTOR DAY 2017 2017 3.0 0 1.8 ON-GOING (TARGET) 1.5 0.9 1.2 Net Debt to EBITDA 102

DIVIDENDS INVESTOR DAY 2017 PAYOUT RATIO (AS A % OF NET INCOME) 25% 15% 23.8% 2016 23.6% 2015 17.3% 2017 25% 15% 20.5% 2016 21.6% 2015 15.2% 2017 AS A % OF FCF* LESS DEBT PAYMENTS 50% 30% 38.4% 2016 34.1% 2015 +++ 2017 103 ____________________ *This is a non-GAAP measure. Please refer to the Appendix of this presentation for important disclosures. AS A % OF CASH FROM OPERATIONS

SHARE REPURCHASE INVESTOR DAY 2017 104 $70M Share Repurchase Authorization approved, as announced during our Q4 2017 Earnings Release Prior authorization for $60M was approved December 19, 2007 We will consistently buy shares to avoid dilution from employee stock programs We will utilize repurchase programs when cash accumulates and there are no imminent investments/M&A We are optimistic about our investment opportunities over the long term, and our ability to generate positive returns History: Purpose:

INVESTOR DAY 2017 105 STEVE STUBER DIRECTOR OF FP&A and IR Last Position § Finance Director, North American Retail Analytics, General Mills Background § 27 years Accounting and Finance experience § Roles: Plant Controller (2), Financial Operations (multiple), International § MBA, Kellogg School of Management, Northwestern University § BA Business, Accounting Emphasis, University of St. Thomas § CPA Focus § Results § Collaboration § Innovation

INVESTOR DAY 2017 CEO CLOSING 106

STRONG STARTING POINT INVESTOR DAY 2017 107 § WGO Board is engaged and supportive of the leadership team. § We are optimistic about short-term cycle sustainment, and we are excited about longer-term secular demand around outdoor lifestyle. § We have a stronger “compass” in terms of strategic vision and priorities. § Our financial health is solid and can continue to improve. Just as interested in bottom line as we are the top line. Capital allocation priorities in place and aligned with the Board.

CASE FOR CHANGE INVESTOR DAY 2017 108 The Case for Change § Board, employee, customer, channel and investor feedback § Begin independent assessments (Brand + Operations) 2017 Bridge§ Ensure major initiatives have traction (ERP, WCO, Productivity) § Acquire and integrate Grand Design RV § Accelerate Winnebago Towables growth § Stabilize Motorhome business and re- establish credibility with Dealers § Finalize ELT/KLC composition § Seed strategic planning framework & requirements § Build initial 3-year Long Range Plan § Generate New Business Development targets § Remake ELT and evolve organizational design § Establish a MSP presence to build upon § Make the Quarters to begin funding change Staging the Organization § Establish BHAGs (market, financial, cultural) § Campaign 2020 employee-driven initiative 2020 Initiative § Engage key employees to craft new Winnebago vision § Cascade vision through new communication protocol Setting a Vision LRP + NBD

TEAMS FOCUSED ON EXECUTING STRATEGY INVESTOR DAY 2017 109 Capable leaders and focused teams § Grand Design RV: Take to next level § Winnebago Towables: Re-Launch § Winnebago Motorhomes: Turnaround Focused on adding value to the businesses § Unleashing a superior experience for the end customer § Profitability for our dealers § Financial value for our shareholders Actively framing possibilities § Strategic, financial, and cultural fit § Lenses to evaluate industry candidates § We will be very selective BUSINESS UNITS SUPPORT FUNCTIONS BUSINESS DEVELOPMENT

FY2020 GOALS INVESTOR DAY 2017 110 CULTURE & PARTICIPATION

FY2020 GOALS: MARKET SHARE INVESTOR DAY 2017 111 3% 10+% 2016 FY2020Unit Market Share of North American market 10+% at the end of FY2020 from 3% at the end of FY2016. UNIT MARKET SHARE

FY2020 GOALS: OPERATING INCOME INVESTOR DAY 2017 112 8.1% 10% 2016 FY2020 OPERATING INCOME Operating Income 10% at the end of FY2020.

FY2020 GOALS: NEW BUSINESS INVESTOR DAY 2017 113 10% of FY2020 Revenue will come from RV segments or businesses we aren’t in today.

FY2020 GOALS: CULTURE & PARTICIPATION INVESTOR DAY 2017 114 CULTURE & PARTICIPATION Every employee will be asked to engage in an activity related to one of the following every year: § Safety § Quality § Productivity § Giving

INVESTOR DAY 2017 Q&A 115

FUTURE INVESTOR EVENTS INVESTOR DAY 2017 116 November 29, 2017 RVIA National RV Trade Show Louisville, Kentucky December 12, 2017 Annual Shareholder Meeting Forest City, Iowa December 15, 2017 FY2018 Q1 Conference Call

THANK YOU INVESTOR DAY 2017 117 Thank you for attending the Winnebago Industries Investor Day. An archive of the presentation will be available on our website at investor.wgo.net. Sam Jefson Public Relations Specialist 641-585-6803 sjefson@winnebagoind.com Steve Stuber Director of FP&A and IR 952-828-8461 srstuber@winnebagoind.com

118 WinnebagoInd.com

APPENDIX INVESTOR DAY 2017 119 Non-GAAP Reconciliation We have provided the following non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in SEC filings, including the company’s 10-k filings, incorporated by reference herein. The non-GAAP financial measures presented below may differ from similar measures used by other companies. The following table reconciles net income to consolidated Adjusted EBITDA for Fiscal 2017; in $’s. Net Income $71.3 Interest expense 16.8 Provision for income taxes 37.3 Depreciation 7.3 Amortization 24.7 EBITDA 157.4 Postretirement health care benefit income (24.8) Transaction costs 6.6 Non-operating income (0.3) Adjusted EBITDA $ 138.9 As a % of sales 9.0%

APPENDIX CONTINUED INVESTOR DAY 2017 120 The following table reconciles net cash provided by operating activities to free cash flow for fiscal 2008-2017; in $’s. Management uses these non-GAAP financial measures (a) to evaluate our historical and prospective financial performance and trends as well as our performance relative to competitors and peers that publish similar measures; (b) to measure operational profitability on a consistent basis; (c) in presentations to the members of our board of directors to enable our board of directors to have the same measurement basis of operating performance as is used by management in their assessments of performance and in forecasting and budgeting for our company; and, (d) to evaluate potential acquisitions. We believe these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry. 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net cash provided by operating activities $(14.4) $8.3 $33.0 $(10.1) $0.1 $10.2 $23.2 $45.2 $52.7 $97.1 Purchases of property and equipment 3.7 3.5 1.9 2.1 2.2 4.4 10.5 16.6 24.6 13.4 Free cash flow $(18.1) $4.8 $31.2 $(12.2) $(2.1) $5.8 $12.8 $28.6 $28.2 $83.1